                                                                 EXHIBIT 10.52.2

                                 PNV.NET, INC.

               AMENDMENT TO AMENDED AND RESTATED SECURITYHOLDERS'
                        AGREEMENT AND EXCHANGE AGREEMENT


         THIS AMENDMENT (the "Amendment") is made as of the 16th day of September, 1999, by and among PNV.net, Inc., a Delaware corporation (the "Corporation"), the Original Investors (the "Original Investors") and the Patricof Investors (the "Patricof Investors") set forth on Exhibit A attached hereto and made a part hereof, the holders of Series B Stock of the Corporation set forth on Exhibit B attached hereto and made a part hereof (the "Series B Holders"), the holders of shares of Series C Stock of the Corporation set forth on Exhibit C attached hereto and made a part hereof (the "Series C Holders" and, together with the Original Investors, the Series B Investors and the Patricof Investors, the "Existing Investors"), the holders of shares of Series D Stock (defined below) of the Corporation set forth on Exhibit D attached hereto and made a part hereof (the "Series D Holders"), Alex. Brown & Sons Incorporated as the holder of warrants to purchase shares of the Corporation's Common Stock ("Alex. Brown"), and Volpe Brown Whelan & Corporation, LLC ("Volpe", and together with the Existing Investors, the Series D Holders and Alex. Brown, the "Investors").

         WHEREAS, the Existing Investors, Alex. Brown, and the Corporation are parties to an Amended and Restated Securityholders' Agreement and Exchange Agreement dated as of November 13, 1996, as amended on August 22, 1997 (the "Securityholders' Agreement");

         WHEREAS, in connection with the Corporation's offering of Series D 7% Cumulative Convertible Preferred Stock (the "Series D Stock"), the Corporation has agreed to grant the Series D Holders certain rights of first refusal; and

         WHEREAS, in connection with the sale of the Series D Stock, all parties to the Securityholders' Agreement desire to amend the Securityholders' Agreement to include the Series D Holders and Volpe as Investors (as defined in the Securityholders' Agreement) and to amend certain portions of the Securityholders' Agreement to reflect the agreement concerning rights of first refusal among the Series D Holders and the Corporation.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Securityholders' Agreement as follows:

         1.       Definitions.

                  (a) The following terms shall be added to Section 1 of the Securityholders' Agreement:

                  "Series D Stock" shall mean the Preferred Stock of the Corporation designated as Series D 7% Cumulative Convertible Preferred Stock pursuant to the Certificate of Designation of the Series D Stock.

         2. Rights of First Refusal. Section 4(a) shall be deleted in its entirety and replaced with the following:

                  The Corporation shall not issue or sell any shares of Common Stock, Preferred Stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock, other than any such issuance or sale
                  (i) pursuant to a Series B Qualifying Offering, a Series C Qualifying Offering or a Series D Qualifying Offering, (ii) pursuant to a stock option plan approved by the Board of Directors, (iii) as a form of consideration in connection with mergers or acquisitions where the Corporation is the surviving entity or (iv) where the aggregate gross proceeds are less than $500,000 in any single transaction, provided that the sale price per share is not less than the then applicable fair market value of such shares, as determined in good faith by the Corporation's Board of Directors, and, provided further, that the aggregate gross proceeds of all such transactions shall not exceed $1,500,000 (the securities issued in such transactions being referred to as the "Newly Issued Securities") unless prior to the issuance or sale of such Newly Issued Securities each Investor shall have been given the opportunity (such opportunity being herein referred to as the "Preemptive Right") to purchase (on the same terms as such Newly Issued Securities are proposed to be sold) the same proportion of such Newly Issued Securities being issued or offered for sale by the Corporation as (x) the number of shares of Common Stock (calculated on a fully diluted basis) held by such Investor on the day preceding the date of the Preemptive Notice (as defined herein) bears to (y) the total number of shares of Common Stock (calculated on a fully diluted basis) outstanding on that day. A "Series B Qualifying Offering" means (i) the Corporation shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act covering the offering and sale of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either the NASDAQ Stock Market (National Market), the New York Stock Exchange or the American Stock Exchange, and (iii) the price at which the Common Stock is sold in such offering is at least equal to the lesser of an amount which (x) is 200% of the then effective conversion price of the Series B Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series B Stock. A "Series C Qualifying Offering" means (i) the Corporation shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act covering the offering and sale of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either the NASDAQ Stock Market (National Market), the New York Stock Exchange or the American Stock Exchange, (iii) the price at which the Common Stock is sold in such offering is at least equal to the lesser of an amount which (x) is 200% of the then effective conversion price of the Series C Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series C Stock and (iv) all outstanding shares of the Corporation's Series C Stock shall have been converted into shares of the Corporation's Common Stock in accordance with the respective Certificate of Designation relating to the Series C Stock and all outstanding shares of the Corporation's Series A Stock shall have been redeemed in accordance with the Certificate of Designation relating to the Corporation's Series A Stock. A "Series D Qualifying Offering" means (i) the Corporation shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act covering the offering and sale of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either the NASDAQ Stock Market (National Market), the New York Stock Exchange or the American Stock Exchange, (iii) the price at which the Common Stock is sold in such offering is at least equal to the lesser of an amount which (x) is 200% of the then effective conversion price of the Series D Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series D Stock and (iv) all outstanding shares of the Corporation's Series D Stock shall have been converted into shares of the Corporation's Common Stock in accordance with the respective Certificate of Designation relating to the Series D Stock and all outstanding shares of the Corporation's Series A Stock shall have been redeemed in accordance with the Certificate of Designation relating to the Corporation's Series A Stock.

         3.       Board of Directors Matters.

                  (a) The first two sentences of Section 5(a) shall be deleted in their entirety and replaced with the following:

                  The Board shall consist of not more than nine (9) members of which two members shall be designated by the Patricof Investors as provided herein, one member shall be designated by the New Investors and two members shall be designated by the Original Investors. It is contemplated that one (1) additional director shall be designated by the mutual agreement of the Board of Directors, the Series B Holders and the Series C Holders. In the event that the Corporation shall not have consummated a Series D Qualifying Offering on or before March 31, 2000, then the holders of the Series D Stock shall have the right to designate one (1) member of the Corporation's Board of Directors as provided in the Certificate of Designations relating to the Series D Stock until the Corporation consummates such a Series D Qualifying Offering.

                  (b) The following shall be inserted at the end of Section
5(a):

                  At any time that the holders do not have the right to designate one member of the Corporation's Board of Directors, one representative designated by the holders of Series D Stock (the "Series D Observer") will have the right to attend all meetings (including telephonic meetings) of the Corporation's Board of Directors (and any committee thereof) and participate in a nonvoting capacity and, in this respect, the Corporation will give the Series D Observer copies of all notices, written consents and other materials provided to directors in preparation for or as a part of such meetings or otherwise at such times and in such manner as such notices, written consents and materials are provided to the Board of Directors. The Corporation shall give written notice of any action by written consent in lieu of a meeting of the Corporation's Board of Directors to the Series D Observer prior to the effective date of such consent, describing in reasonable detail the nature and substance of such action.

                  (c) Section 5(e) shall be deleted in its entirety and replaced with the following:

                  The Corporation shall reimburse all members of the Board (and, unless the holders of the Series D Stock shall have designated a member of the Board, the Series D Observer) for all reasonable out-of-pocket travel and related expenses incurred by such Board members (or the Series D Observer, as the case may be) in attending Board meetings and meetings of committees of the Board on which they serve.

         4. Amendments and Governing Law. Section 8 shall be deleted in its entirety and replaced with the following:

                  This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement, or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by the Corporation and Investors who hold 66 2/3% of each class of the Securities (except in the case of the holders of the Series D Preferred Stock, in which case such holders of 60%); provided, however, that any provision of this Agreement that would materially adversely affect any particular Investors without similarly affecting all Investors shall not be valid unless consented to in writing by such particular Investors. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to contracts made and to be performed in that state without giving any effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         5. Application to Subsequent Investors. Romanette (ii) of Section 9 shall be deleted in its entirety and replaced with the following:

                           (ii) any Person who after the date hereof, shall
                  become a holder of any shares of any Common Stock, Series A Stock, Series B Stock, Series C Stock and/or Series D Stock (such Person's acceptance of such shares to be deemed to constitute his, her or its agreement to be bound hereby) and such Person's heirs, legal representatives, successors and assigns.

         6. Termination of the Securityholders' Agreement. Notwithstanding any other term or condition of the Securityholders' Agreement to the contrary, the Securityholders' Agreement shall terminate immediately and be of no further force or effect upon the conversion of the Series B Stock, the Series C Stock and the Series D Stock into Common Stock.

         7. Binding Agreement. The Securityholders' Agreement as modified herein, shall remain in full force and effect as so modified.

         8. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The authentic signature of any party received by facsimile transmission shall constitute a valid and binding signature of such party.

           (The remainder of this page is intentionally left blank.)

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the 16th day of September, 1999.

                                      PNV.NET, INC.


                                      By: /s/
                                          --------------------------------------
                                          Robert P. May, Chief Executive Officer


                                      BT ALEX. BROWN & SONS INCORPORATED


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      VOLPE BROWN WHELAN & COMPANY, LLC


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   EXHIBIT A



PARK'N VIEW GENERAL PARTNER, INC.



By:      /s/
         ------------------------------
         Name:
         Title:



/s/
- ---------------------------------------
         Ian Williams



/s/
- ---------------------------------------
         Sam Hashman



/s/
- ---------------------------------------
         MPN Partners, Ltd.



NELGO INVESTMENTS


By:      /s/
         ------------------------------
         Name:
         Title:

                                   EXHIBIT A


APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)


By:      PATRICOF & CO. MANAGERS, INC.
         (Its General partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


COUTTS & CO. (CAYMAIN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.


By:      PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR


         By:      /s/
                  --------------------------
                  Name:
                  Title:


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


/s/
- ----------------------------------
Michael Willner

                                    EXHIBIT A

/s/
- ----------------------------------
Mark Wodlinger


/s/
- ----------------------------------
Marilyn Wodlinger


BEATRICE M. WODLINGER TRUST


By: /s/
    ------------------------------
    Joe B. Cox, Trustee

                                    EXHIBIT B


STATE OF MICHIGAN RETIREMENT SYSTEM


By:      /s/
         -------------------------
         Name:
         Title:


BENEFIT CAPITAL MANAGEMENT CORPORATION,
as Investment Manager for The Prudential Insurance Co.
of America, Separate Account No. VCA-GA-5298


By:      /s/
         -------------------------
         Name:
         Title:


CSK VENTURE CAPITAL CO., LTD., as
Investment Manager for CSK-1(A) Investment Fund


By:      /s/
         -------------------------
         Name:
         Title:


CREDIT SUISSE (GUERNSEY) LIMITED, as
Trustee of Dynamic Growth Fund II


By:      /s/
         -------------------------
         Name:
         Title:


By:      /s/
         -------------------------
         Name:
         Title:

                                   EXHIBIT B


APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

By:      PATRJCOF & CO. MANAGERS, INC.
         (Its General Partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC.,
         INVESTMENT ADVISOR


         By:      /s/
                  --------------------------
                  Name:
                  Title:


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


/s/
- ----------------------------------
Michael Willner

                                   EXHIBIT C


                                          VENHILL LIMITED PARTNERSHIP

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          JULIET CHALLENGER, INC.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          HENRY L. HILLMAN, ELSIE HILLIARD
                                          HILLMAN AND C. G. GREFENSTETTE,
                                          TRUSTEES OF THE HENRY L. HILLMAN
                                          TRUST U/A DATED 11/18/85

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR JULIET LEA HILLMAN

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR AUDREY HILLIARD HILLMAN

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR HENRY LEA HILLMAN, JR.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR WILLIAM TALBOTT HILLMAN

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          WINFIELD CAPITAL CORP.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          ABS EMPLOYEES' VENTURE FUND LIMITED
                                          PARTNERSHIP

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          Franklin Antonio


                                          ARUNDEL HOLDINGS, LLC

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          /s/
                                          --------------------------------------
                                          E. Reid Curley

                                          GALEN COLE FAMILY FOUNDATION

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          Michael J. DelCollo and
                                          Louise DelCollo JT WROS


                                          /s/
                                          --------------------------------------
                                          Gail G. Dougherty


                                          /s/
                                          --------------------------------------
                                          Michael K. Farr


                                          THE HILLMAN COMPANY

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          Kelly E. Green


                                          RICHARD HEFTEL AS TRUSTEE OF THE
                                          RICHARD HEFTEL LIVING TRUST DATED
                                          01/09/96

                                          By: /s/
                                              ----------------------------------
                                              Richard Heftel, Trustee


                                          /s/
                                          --------------------------------------
                                          Leon Kaplan and
                                          Mary Buckley Kaplan JT WROS


                                          /s/
                                          --------------------------------------
                                          Robert Klein and/or Myriam Gluck,
                                          as Tenants-by-Entirety

                                          /s/
                                          --------------------------------------
                                          Gerald Korman & Wendy S. Korman,
                                          as Tenants-by-Entirety


                                          /s/
                                          --------------------------------------
                                          James C. McMillan


                                          /s/
                                          --------------------------------------
                                          Alan Meltzer


                                          SPIEGEL ENTERPRISES

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          TAMPSCO PARTNERSHIP XII

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          FOUNDATION PARTNERS FUND, G.P.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          TENNYSON PRIVATE PLACEMENT
                                          OPPORTUNITY FUND, LLC

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          J. Allen Dougherty TTEE UTD 12/22/97
                                          FBO Peter Wetherill I

                                          TRI VENTURES

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          BENEFIT CAPITAL MANAGEMENT
                                          CORPORATION, AS INVESTMENT MANAGER
                                          FOR THE PRUDENTIAL INSURANCE CO. OF
                                          AMERICA SEPARATE ACCOUNT NO.
                                          VCA-GA-5298

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES' RETIREMENT SYSTEM, STATE EMPLOYEES' RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM AND MICHIGAN JUDGES RETIREMENT SYSTEM

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          APA EXCELSIOR IV, L.P.

                                          By: APA EXCELSIOR IV PARTNERS, L.P.
                                              (Its General Partner)

                                              By: PATRICOF & CO. MANAGERS,
                                                  INC. (Its General Partner)

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          COUTTS & CO. (CAYMAN) LTD., CUSTODIAN
                                          FOR APA EXCELSIOR IV/OFFSHORE, L.P.

                                          By: PATRICOF & CO. VENTURES, INC.
                                              INVESTMENT ADVISOR

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          THE P/A FUND, L.P.

                                          By: APA PENNSYLVANIA PARTNERS, L.P.
                                              (Its General Partner)

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          Robert May

                                   EXHIBIT D

                 Holders of Shares of Series D Preferred Stock


                                          ABRY BROADCAST PARTNERS III, L.P.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                          CUMMINS ENGINE COMPANY, INC.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          HALPERN DENNY FUND II, L.P.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------